HSBC Bank Canada

PROMISSORY NOTE - DEMAND - FLOATING PRIME RATE

To: HSBC Bank Canada 200 – 885 West Georgia Street Vancouver, BC V6C 3G1	Date: , 2004
	$450,000.00

For value received, the undersigned promises to pay, **on demand,** to the order of **HSBC Bank Canada** (the "Bank") the sum of Four Hundred and Fifty Thousand Dollars $450,000.00 with interest from the date hereof calculated and payable monthly at a rate equal to 1.50% above the Bank's prime rate per annum as determined and recorded as such by the Bank from time to time, both before and after demand and until actual payment at the office of the Bank, set out above. At the date of this note the Bank's prime rate is _____ % per annum and the cost of borrowing to the Customer is ________ % per annum.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

If this note is signed by more than one party, the obligations hereunder of each of the undersigned shall be joint and several.

Name of Customer (*Non Corporate*) X	Name of Customer (*Non Corporate*) X
Signature X	Signature X
Name of Customer (*Corporate*) IGNITE COMMUNICATIONS INC.	
Signature(s) and Title(s) of Authorized Person(s) Per: X	Per: X

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